6. PROMISSORY NOTE (Details) (USD $)	Dec. 31, 2012
Summary of estimated contractual principal payments due on the promissory note for the next five years
December 31, 2013	$ 127,354
December 31, 2014	130,557
December 31, 2015	133,842
December 31, 2016	137,209
December 31, 2017	140,660
Total	$ 669,622